Voting promptly may help you avoid telephone calls and follow-up mailings associated with this proxy.

PLEASE VOTE AS FOLLOWS:

1. If you have your proxy card with the control number

» **Vote Online Now**

- or -

- **CALL:** (Automated Voting) 800-690-6903
- **CALL:** (Voting with a Phone Representative) 855-601-2250
- **MAIL:** Return your signed and dated proxy card in the envelope provided

2. If you do not have your proxy card

- Call 855-601-2250 and provide your name and address to vote over the phone

3. If you need to request a new proxy card and voting instructions

- Please call Davis Funds Investor Services at (800) 279-0279 or email dvsinvestor.services@dsaco.com and one will be mailed to you within 48 hours of the request